UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2021

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive
Wilmington, DE 19808
(Address of Principal executive offices)
(Zip Code)

(302) 995-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2021, Ashland LLC, a Kentucky limited liability company (the “Seller”) and an indirect wholly owned subsidiary of Ashland Global Holdings Inc. (“Ashland”), and Arkema, a French société anonyme (“Purchaser”), entered into a Purchase and Sale Agreement (the “Agreement”), pursuant to which the Seller has agreed to sell certain of the assets of the segment of Ashland known as “Performance Adhesives” (the “Business”) to Purchaser for $1,650,000,000 in cash (the “Purchase Price”), subject to a working capital adjustment, plus the assumption by Purchaser of certain liabilities of the Business, in each case as specified in the Agreement.

In the Agreement, the Seller and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the transactions contemplated by the Agreement (the “Transactions”).  Specifically, (i) before the closing of the Transactions (the “Closing”), the Seller will be subject to certain business conduct restrictions with respect to the Business and (ii) for three years following the Closing, neither the Seller nor any of its controlled affiliates will directly or indirectly engage in any business activity that competes with the Business, subject to certain exceptions as described in the Agreement.

The Seller and Purchaser have agreed to enter into related transaction agreements at the Closing, including a transition services agreement and manufacturing services agreements.

The Seller and Purchaser have agreed to indemnify each other for losses arising from breaches of their respective post-Closing obligations in the Agreement and for certain other liabilities.

The consummation of the Transactions is subject to certain customary closing conditions, including the (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) certain other antitrust approvals in foreign jurisdictions.  Except as otherwise agreed by the parties, the Closing will occur on the first date that is both (a) the last day of the month and (b) at least five business days following the satisfaction of the conditions to Closing set forth in the Agreement.  There is no financing condition to the obligations of Purchaser to consummate the Transactions.  The Agreement also contains certain other termination rights, including the right of either party to terminate the Agreement if the closing has not occurred on or before March 31, 2022 (subject to automatic extension to December 31, 2022 in the event that regulatory approvals remain the only conditions to Closing not satisfied).

The above description of the Agreement and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference.

The Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Ashland, the Seller or Purchaser. The Agreement contains representations and warranties that the Seller, on one hand, and Purchaser, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential disclosure schedules. These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Ashland, the Seller or Purchaser. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Ashland’s public disclosures.

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Item 8.01.	Other Events.

On August 31, 2021, Ashland issued a press release announcing the entry into the Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 8.01, as well as in the press release on Exhibit 99.1, is being furnished, not “filed”. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Ashland under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the press release is not intended to, and does not, constitute a determination or admission by Ashland that the information in this Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Ashland.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” should,” “plans” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual report to shareholders, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance, financial condition and expected effects of the COVID-19 pandemic on Ashland’s business, operating cash flow and liquidity, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, statements about the Transactions, including the expected timing for the Closing, and the use of proceeds therefrom and Ashland’s strategy and objectives for its remaining portfolio. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including any delay in the receipt of regulatory approvals for the sale of the performance adhesives business. The extent and duration of the COVID-19 pandemic on our business and operations is uncertain. Factors that will influence the impact on our business and operations include, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether because of new information, future events or otherwise. Information on the respective websites of Ashland and Purchaser is not incorporated into or a part of this report.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

2.1
Purchase and Sale Agreement, dated as of August 30, 2021, between Ashland LLC and Arkema (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Purchase and Sale Agreement have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

99.1	Press release of Ashland Global Holdings Inc., dated as of August 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC (Registrant)

Date: August 31, 2021	By:	/s/ Yvonne Winkler von Mohrenfels
		Name:	Yvonne Winkler von Mohrenfels
		Title:	Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Purchase and Sale Agreement, dated as of August 30, 2021, between Ashland LLC and Arkema (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Purchase and Sale Agreement have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

99.1	Press release of Ashland Global Holdings Inc., dated as of August 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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